UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 4, 2018

First US Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3291 U.S. Highway 280

Birmingham, Alabama 35243

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (205) 582-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §230.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 4, 2018, First US Bancshares, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) with the United States Securities and Exchange Commission to report the consummation of its acquisition of The Peoples Bank (“TPB”).  This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Initial Filing to present certain financial statements of TPB and to present certain unaudited pro forma condensed combined financial information of the Company in connection with the acquisition of TPB.  No other modifications have been made to the Initial Filing.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of TPB as of and for the years ended December 31, 2017 and 2016, as well as the accompanying notes thereto and the related Independent Auditor’s Report, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited consolidated financial statements of TPB as of June 30, 2018 and for the six-month periods ended June 30, 2018 and 2017 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2017 and as of and for the six-month period ended June 30, 2018 are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Exhibit

23.1	Consent of Pugh & Company, P.C.

99.1	Audited consolidated financial statements of TPB as of and for the years ended December 31, 2017 and 2016, as well as the accompanying notes thereto and the related Independent Auditor’s Report

99.2	Unaudited consolidated financial statements of TPB as of June 30, 2018 and for the six-month periods ended June 30, 2018 and 2017

99.3	Unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2017 and as of and for the six-month period ended June 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2018	FIRST US BANCSHARES, Inc.

	By:	/s/ Thomas S. Elley
	Name:	Thomas S. Elley
Vice President, Treasurer and Assistant Secretary, Chief Financial Officer and Principal Accounting Officer